EXHIBIT 99.10
                                 -------------

           The Bear Stearns Confirmation, dated as of March 29, 2006

[BEAR STEARNS LOGO]

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179
                                                                  212-272-4009

DATE:             March 30, 2006

TO:               The Bank of New York, not in its individual capacity, but
                  solely as Trustee of the Supplemental Interest Trust for
                  CWALT, Inc. Alternative Loan Trust 2006-6CB
ATTENTION:        Courtney Barhalomew
TELEPHONE:        212-815-3236
FACSIMILE:        212-815-3986

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC8090

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB ("Counterparty"). This Agreement, which evidences a complete and binding agreement between BSFP and Counterparty to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). BSFP and Counterparty have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by BSFP and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified herein. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of March 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee.

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 2 of 15

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction:          Rate Cap

     Notional Amount:              With respect to any Calculation Period,
                                   the lesser of (i) the amount set forth for such period in the attached Schedule of Notional Amounts and (ii) the Class
                                   Certificate Balance of the Class 1-A-6
                                   Certificates immediately prior to the
                                   related Distribution Date (as such term is defined in the Pooling and Servicing
                                   Agreement).

     Trade Date:                   March 29, 2006

     Effective Date:               April 25, 2006

     Termination Date:             July 25, 2017

     Fixed Amount (Premium):

          Fixed Rate Payer:        Counterparty; provided that the payment of
                                   the Fixed Amount to BSFP has been made on behalf of the Counterparty, by Deutsche
                                   Bank Securities Inc. from the proceeds of the sale of the Certificates.

          Fixed Rate Payer
          Payment Date:            March 30, 2006

          Fixed Amount:            USD 484,000

     Floating Amounts:

          Floating Rate Payer:     BSFP

          Cap Rate:                4.80000%

          Floating Rate Payer
          Period End Dates:        The 25th calendar day of each month during
                                   the Term of this Transaction, commencing
                                   May 25, 2006 and ending on the Termination
                                   Date, subject to adjustment in accordance with the Business Day Convention.

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 3 of 15

          Floating Rate Payer
          Payment Dates:           Early Payment shall be applicable. The
                                   Floating Rate Payer Payment Dates shall be one Business Day preceding each Floating
                                   Rate Payer Period End Date.

          Floating Rate Option:    USD-LIBOR-BBA; provided, however, that if
                                   the Floating Rate determined from such
                                   Floating Rate Option for any Calculation
                                   Period is greater than 8.80000% then the Floating Rate for such Calculation Period shall be deemed equal to 8.80000%.

          Designated Maturity:     One month

          Floating Rate Day
          Count Fraction:          30/360

          Reset Dates:             The first day of each Calculation Period.

          Compounding:             Inapplicable

     Business Days for payments:   New York

     Business Day Convention:      Following

3.   Additional Provisions:        Each party hereto is hereby advised and
                                   acknowledges that the other party has
                                   engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4.   Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
     Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)   Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 4 of 15

(b) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) of the ISDA Form Master Agreement shall not apply to BSFP or Counterparty.

(c) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(e) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form Master Agreement will not apply to BSFP or to Counterparty.

(f) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

     (i) Market Quotation will apply.

     (ii) The Second Method will apply.

(g) "Termination Currency" means United States Dollars.

3) Tax Representations. Not applicable

4) Limitation on Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party or Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 5 of 15

Party required           Form/Document/                     Date by which to
to deliver               Certificate                        be delivered
document

BSFP and                 Any document required or           Promptly after the
the Counterparty         reasonably requested to allow      earlier of (i)
                         the other party to make payments   reasonable demand
                         under this Agreement without any   by either party or
                         deduction or withholding for or    (ii) learning that
                         on the account of any Tax or       such form or
                         with such deduction or             document is
                         withholding at a reduced rate      required

(2) Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 6 of 15

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d)
deliver document         Certificate                     be delivered                  Representation
                         Document, as the case may
                         be

BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6) Miscellaneous. Miscellaneous

(a)  Address for Notices: For the purposes of Section 12(a) of this Agreement:

     Address for notices or communications to BSFP:

          Address:    383 Madison Avenue, New York, New York  10179
          Attention:  DPC Manager
          Facsimile:  (212) 272-5823

     with a copy to:

          Address:    One Metrotech Center North, Brooklyn, New York 11201
          Attention:  Derivative Operations - 7th Floor
          Facsimile:  (212) 272-1634

          (For all purposes)

     Address for notices or communications to the Counterparty:

          Address:    The Bank of New York
                      101 Barclay Street-8W
                      New York, New York 10286
          Attention:  Corporate Trust MBS Administration, CWALT, Series
                      2006-6CB

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 7 of 15

          Facsimile:  212-815-3986
          Phone:      212-815-3236

          (For all purposes)

(b)  Process Agent. For the purpose of Section 13(c):

          BSFP appoints as its
          Process Agent:            Not Applicable

          The Counterparty appoints as its
          Process Agent:            Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of
     Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

     BSFP is not a Multibranch Party.

     The Counterparty is not a Multibranch Party.

(e) Calculation Agent. BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then the Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market Maker to act as Calculation Agent.

(f)  Credit Support Document. Not applicable for either BSFP or the
     Counterparty.

(g)  Credit Support Provider.

     BSFP: Not Applicable

     The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 8 of 15

shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l) BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

(m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

(n) Limitation on Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by The Bank of New York ("BONY"), not individually or personally but solely as the Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB (the "Trust") in the exercise of the powers and authority conferred and vested in it, (b) The Bank of New York is entering into this Agreement solely in its capacity as trustee and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall the Bank of New York (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of the Counterparty under the terms of this Agreement, all such liability, if any, being expressly waived by BSFP and any person claiming by, through or under BSFP.

7) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 9 of 15

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

     "(g) Relationship Between Parties.
          ----------------------------

               Each party represents to the other party on each date when it enters into a Transaction that:--

          (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

          (2) Evaluation and Understanding.

          (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

          (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

          (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

          (4) Principal. It is entering into the Transaction as principal, and not as agent or in any other capacity, fiduciary or otherwise.

          (5) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

     NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 10 of 15

                              Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              The Bank of New York
                              New York, NY
                              ABA Number: 021-000-018
                              GLA Number: 111-565
                              For further credit to: TAS A/C [please provide]
                              Attention: Ann Marie Cassano
                              Tel: (212) 815-8318

6. Regulation AB Compliance. BSFP and Counterparty agree that the terms of the
Item 1115 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 11 of 15

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    /s/ Annie Manevitz
       -------------------------------------------------
       Name:  Annie Manevitz
       Title: Authorized Signatory

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC. ALTERNATIVE LOAN TRUST 2006-6CB

By:    /s/ Maria Tokarz
       -----------------------------------------------
       As authorized agent or officer for The Bank of New York, not in its individual capacity but soley as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
       Name:  Maria Tokarz
       Title: Assistant Treasurer



lm

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 12 of 15

                         SCHEDULE OF NOTIONAL AMOUNTS

                                                               Notional Amount
                                                               ---------------
  From and including               To but excluding                 (USD)
  ------------------               ----------------                 -----

    Effective Date                      5/25/2006               24,889,924.60
         5/25/2006                      6/25/2006               24,779,849.21
         6/25/2006                      7/25/2006               24,669,773.81
         7/25/2006                      8/25/2006               24,559,698.41
         8/25/2006                      9/25/2006               24,449,623.01
         9/25/2006                     10/25/2006               24,339,547.62
        10/25/2006                     11/25/2006               24,229,472.22
        11/25/2006                     12/25/2006               24,119,396.82
        12/25/2006                      1/25/2007               24,009,321.42
         1/25/2007                      2/25/2007               23,899,246.03
         2/25/2007                      3/25/2007               23,789,170.63
         3/25/2007                      4/25/2007               23,679,095.23
         4/25/2007                      5/25/2007               23,569,019.83
         5/25/2007                      6/25/2007               23,458,944.44
         6/25/2007                      7/25/2007               23,348,869.04
         7/25/2007                      8/25/2007               23,238,793.64
         8/25/2007                      9/25/2007               23,128,718.24
         9/25/2007                     10/25/2007               23,018,642.85
        10/25/2007                     11/25/2007               22,908,567.45
        11/25/2007                     12/25/2007               22,798,492.05
        12/25/2007                      1/25/2008               22,688,416.65
         1/25/2008                      2/25/2008               22,578,341.26
         2/25/2008                      3/25/2008               22,468,265.86
         3/25/2008                      4/25/2008               22,358,190.46
         4/25/2008                      5/25/2008               22,248,115.06
         5/25/2008                      6/25/2008               22,138,039.67
         6/25/2008                      7/25/2008               22,027,964.27
         7/25/2008                      8/25/2008               21,917,888.87
         8/25/2008                      9/25/2008               21,807,813.47
         9/25/2008                     10/25/2008               21,697,738.08
        10/25/2008                     11/25/2008               21,587,662.68
        11/25/2008                     12/25/2008               21,477,587.28
        12/25/2008                      1/25/2009               21,367,511.88
         1/25/2009                      2/25/2009               21,257,436.49
         2/25/2009                      3/25/2009               21,147,361.09
         3/25/2009                      4/25/2009               21,037,285.69
         4/25/2009                      5/25/2009               20,927,210.29
         5/25/2009                      6/25/2009               20,214,103.81

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 13 of 15

         6/25/2009                      7/25/2009               19,329,864.15
         7/25/2009                      8/25/2009               18,467,693.56
         8/25/2009                      9/25/2009               17,627,223.26
         9/25/2009                     10/25/2009               16,808,090.62
        10/25/2009                     11/25/2009               16,009,939.05
        11/25/2009                     12/25/2009               15,232,417.88
        12/25/2009                      1/25/2010               14,475,182.28
         1/25/2010                      2/25/2010               13,737,893.14
         2/25/2010                      3/25/2010               13,020,217.02
         3/25/2010                      4/25/2010               12,321,826.00
         4/25/2010                      5/25/2010               11,642,397.65
         5/25/2010                      6/25/2010               10,981,614.87
         6/25/2010                      7/25/2010               10,339,165.86
         7/25/2010                      8/25/2010                9,714,744.01
         8/25/2010                      9/25/2010                9,108,047.82
         9/25/2010                     10/25/2010                8,518,780.77
        10/25/2010                     11/25/2010                7,946,651.34
        11/25/2010                     12/25/2010                7,391,372.81
        12/25/2010                      1/25/2011                6,852,663.27
         1/25/2011                      2/25/2011                6,330,245.48
         2/25/2011                      3/25/2011                5,823,846.83
         3/25/2011                      4/25/2011                5,333,199.26
         4/25/2011                      5/25/2011                4,956,750.43
         5/25/2011                      6/25/2011                4,594,999.63
         6/25/2011                      7/25/2011                4,247,694.32
         7/25/2011                      8/25/2011                3,914,586.24
         8/25/2011                      9/25/2011                3,595,431.27
         9/25/2011                     10/25/2011                3,289,989.38
        10/25/2011                     11/25/2011                2,998,024.58
        11/25/2011                     12/25/2011                2,719,304.84
        12/25/2011                      1/25/2012                2,453,602.02
         1/25/2012                      2/25/2012                2,200,691.81
         2/25/2012                      3/25/2012                1,960,353.67
         3/25/2012                      4/25/2012                1,732,370.75
         4/25/2012                      5/25/2012                1,547,461.61
         5/25/2012                      6/25/2012                1,374,106.84
         6/25/2012                      7/25/2012                1,212,103.60
         7/25/2012                      8/25/2012                1,061,252.52
         8/25/2012                      9/25/2012                  921,357.60
         9/25/2012                     10/25/2012                  792,226.17
        10/25/2012                     11/25/2012                  673,668.82
        11/25/2012                     12/25/2012                  565,499.35

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 14 of 15

        12/25/2012                      1/25/2013                  467,534.74
         1/25/2013                      2/25/2013                  379,595.05
         2/25/2013                      3/25/2013                  301,503.43
         3/25/2013                      4/25/2013                  233,086.00
         4/25/2013                      5/25/2013                  231,132.33
         5/25/2013                      6/25/2013                  231,132.33
         6/25/2013                      7/25/2013                  231,132.33
         7/25/2013                      8/25/2013                  231,132.33
         8/25/2013                      9/25/2013                  231,132.33
         9/25/2013                     10/25/2013                  231,132.33
        10/25/2013                     11/25/2013                  231,132.33
        11/25/2013                     12/25/2013                  231,132.33
        12/25/2013                      1/25/2014                  231,132.33
         1/25/2014                      2/25/2014                  231,132.33
         2/25/2014                      3/25/2014                  231,132.33
         3/25/2014                      4/25/2014                  231,132.33
         4/25/2014                      5/25/2014                  231,132.33
         5/25/2014                      6/25/2014                  231,132.33
         6/25/2014                      7/25/2014                  231,132.33
         7/25/2014                      8/25/2014                  231,132.33
         8/25/2014                      9/25/2014                  231,132.33
         9/25/2014                     10/25/2014                  231,132.33
        10/25/2014                     11/25/2014                  231,132.33
        11/25/2014                     12/25/2014                  231,132.33
        12/25/2014                      1/25/2015                  231,132.33
         1/25/2015                      2/25/2015                  231,132.33
         2/25/2015                      3/25/2015                  231,132.33
         3/25/2015                      4/25/2015                  231,132.33
         4/25/2015                      5/25/2015                  231,132.33
         5/25/2015                      6/25/2015                  231,132.33
         6/25/2015                      7/25/2015                  231,132.33
         7/25/2015                      8/25/2015                  231,132.33
         8/25/2015                      9/25/2015                  231,132.33
         9/25/2015                     10/25/2015                  231,132.33
        10/25/2015                     11/25/2015                  231,132.33
        11/25/2015                     12/25/2015                  231,132.33
        12/25/2015                      1/25/2016                  231,132.33
         1/25/2016                      2/25/2016                  231,132.33
         2/25/2016                      3/25/2016                  231,132.33
         3/25/2016                      4/25/2016                  231,132.33
         4/25/2016                      5/25/2016                  231,132.33
         5/25/2016                      6/25/2016                  231,132.33

Reference Number: FXNEC8090
The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-6CB
March 30, 2006
Page 15 of 15

         6/25/2016                      7/25/2016                  231,132.33
         7/25/2016                      8/25/2016                  231,132.33
         8/25/2016                      9/25/2016                  231,132.33
         9/25/2016                     10/25/2016                  231,132.33
        10/25/2016                     11/25/2016                  231,132.33
        11/25/2016                     12/25/2016                  231,132.33
        12/25/2016                      1/25/2017                  231,132.33
         1/25/2017                      2/25/2017                  231,132.33
         2/25/2017                      3/25/2017                  231,132.33
         3/25/2017                      4/25/2017                  231,132.33
         4/25/2017                      5/25/2017                  231,132.33
         5/25/2017                      6/25/2017                  231,132.33
         6/25/2017               Termination Date                  231,132.33